VIP1 SA1 SA2 SA4 SA5 02/22

SUPPLEMENT DATED FEBRUARY 4, 2022

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2021 FOR

FRANKLIN ALLOCATION VIP FUND

FRANKLIN DYNATECH VIP FUND

FRANKLIN GLOBAL REAL ESTATE VIP FUND

FRANKLIN GROWTH AND INCOME VIP FUND

FRANKLIN INCOME VIP FUND

FRANKLIN LARGE CAP GROWTH VIP FUND

FRANKLIN MUTUAL GLOBAL DISCOVERY VIP FUND

FRANKLIN MUTUAL SHARES VIP FUND

FRANKLIN RISING DIVIDENDS VIP FUND

FRANKLIN SMALL CAP VALUE VIP FUND

FRANKLIN SMALL-MID CAP GROWTH VIP FUND

FRANKLIN STRATEGIC INCOME VIP FUND

FRANKLIN U.S. GOVERNMENT SECURITIES VIP FUND

FRANKLIN VOLSMART ALLOCATION VIP FUND

TEMPLETON DEVELOPING MARKETS VIP FUND

TEMPLETON FOREIGN VIP FUND

TEMPLETON GLOBAL BOND VIP FUND

TEMPLETON GROWTH VIP FUND

(each, a series of Franklin Templeton Variable Insurance Products Trust)

The statement of additional information (SAI) of each Fund is amended as follows:

I. For all Funds, the name “Franklin Templeton Distributors, Inc.” is replaced throughout the SAI with “Franklin Distributors, LLC.”

II. For Franklin Allocation VIP Fund, Templeton Developing Markets VIP Fund and Templeton Foreign VIP Fund, the following bullet is added to the list of securities in which each Fund may invest under “The Funds – Goals, Additional Strategies and Risks:”

• Chinese securities including Chinese variable interest entities

III. The following is added to the “Goals, Strategies and Risks – Glossary of Investments, Techniques, Strategies and Their Risks – Foreign securities:”

China companies. Investing in China, Hong Kong and Taiwan involves a high degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. Such risks may include: (a) the risk of nationalization or expropriation of assets or confiscatory taxation; (b) greater social, economic and political uncertainty (including the risk of war); (c) dependency on exports and the corresponding importance of international trade; (d) the increasing competition from Asia’s other low-cost emerging economies; (e) greater price volatility and significantly smaller market capitalization of securities markets, particularly in China; (f) substantially less liquidity, particularly of certain share classes of Chinese securities; (g) currency exchange rate fluctuations and the lack of available currency hedging instruments; (h) higher rates of inflation; (i) controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars; (j) greater governmental involvement in and control over the economy; (k) the risk that the Chinese government may decide not to continue to support the economic reform programs implemented since 1978 and could return to the prior, completely centrally planned, economy; (l) the fact that China companies, particularly those located in China, may be smaller, less seasoned and newly-organized companies; (m) the difference in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers, particularly in China; (n) the fact that statistical information regarding the economy of China may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (o) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (p) the fact that the settlement period of securities transactions in foreign markets may be longer; (q) the willingness and ability of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain; (r) the risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries and that there may be significant obstacles to obtaining information necessary for investigations into or litigation against Chinese companies; and (s) the rapidity and erratic nature of growth, particularly in China, resulting in inefficiencies and dislocations; and (t) the risk that because of the degree of interconnectivity between the economies and financial markets of China, Hong Kong and Taiwan, any sizable reduction in the demand for goods from China, or an economic downturn in China, could negatively affect the economies and financial markets of Hong Kong and Taiwan, as well.

The Public Company Accounting Oversight Board (PCAOB) has warned that positions taken by Chinese authorities impair the PCAOB's ability to conduct inspections and investigations of the audits of public companies with China-based operations. The PCAOB's impaired ability to oversee PCAOB-registered audit firms in China may result in inaccurate or incomplete financial records of an issuer's operations within China, which may negatively impact the Fund's investments in such companies.

Investment in China, Hong Kong and Taiwan is subject to certain political risks. Following the establishment of the People’s Republic of China by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China’s predecessor governments, which obligations remain in default, and expropriated assets without compensation. There can be no assurance that the Chinese government will not take similar action in the future. An investment in the Fund involves risk of a total loss.The political reunification of China and Taiwan is a highly problematic issue and is unlikely to be settled in the near future. This situation poses a threat to Taiwan’s economy and could negatively affect its stock market.

The equity securities of China companies the Fund may invest in include securities issued by Hong Kong and Taiwan domiciled companies, as well as China H shares (shares of China-incorporated, Hong Kong-listed companies), Shanghai and Shenzhen-listed B shares (shares of China-incorporated companies that are traded in foreign currencies - U.S. Dollar for the Shanghai Stock Exchange and Hong Kong dollar for the Shenzhen Stock Exchange), and China “red chip” shares (shares of companies based in Mainland China that are incorporated outside China and listed in Hong Kong). The Fund may also invest in eligible China A shares (shares of publicly traded companies based in Mainland China) listed and traded on the Shanghai Stock Exchange ("SSE") through the Shanghai – Hong Kong Stock Connect program, as well as eligible China A shares listed and traded on the Shenzhen Stock Exchange (“SZSE”) through the Shenzhen – Hong Kong Stock Connect program (both programs collectively referred to as “Stock Connect”). The Fund may also invest in China A shares through any other means permitted by applicable law or regulation.

Chinese variable interest entities. In China, equity ownership of companies by foreign individuals and entities is restricted or prohibited in certain sectors, such as internet, media, education and telecommunications. To circumvent these limits, starting in the early 2000s many Chinese companies, including most of the well-known Chinese Internet companies, have used a special structure known as a variable interest entity (VIE) to raise capital from foreign investors. In a typical VIE structure, a shell company is set up in an offshore jurisdiction, such as the Cayman Islands. The shell company, through a wholly foreign-owned enterprise (WFOE) based in China, enters into service and other contracts with another Chinese company known as the VIE. The VIE must be owned by Chinese nationals (and/or other Chinese companies), which often are the VIE’s founders, in order to obtain the licenses and/or assets required to operate in the restricted or prohibited industry in China. The contractual arrangements entered into between the WFOE and VIE (which often include powers of attorney, loan and equity pledge agreements, call option agreements and exclusive services or business cooperation agreements) are designed to allow the shell company to exert a degree of control over, and obtain economic benefits arising from, the VIE without formal legal ownership.

The contractual arrangements are structured to require the shell company to consolidate the VIE into its financial statements, pursuant to U.S. generally accepted accounting principles, despite the absence of equity ownership. Such consolidation provides the shell company with the ability to issue shares on a foreign exchange, such as the New York Stock Exchange or NASDAQ, often with the same name as the VIE. Accordingly, foreign investors, such as the Fund, will only own stock in the shell company rather than directly in the VIE. Further, the ability of the WFOE to easily extract profits from the VIE structure through service agreements will partially depend on the proportion of the business that can legally be conducted by the WFOE versus the VIE, which varies based on the industry.

While VIEs are a longstanding industry practice that is well known to Chinese officials and regulators, historically they have not been formally recognized under Chinese law. In late December 2021, the China Securities Regulatory Commission (CSRC) released draft rules that would permit the use of VIE structures, provided they abide by Chinese laws and register with the CSRC. The new draft rules, however, may cause Chinese companies to undergo greater scrutiny and may make the process to create VIEs more difficult and costly. Guidance or further rulemaking prohibiting or restricting these structures by the Chinese government, generally or with respect to specific industries, would likely cause impacted VIE-structured holding(s) to suffer significant, detrimental, and possibly permanent losses, and in turn, adversely affect the Fund’s returns and net asset value. The future of the VIE structure generally and with respect to certain industries remains uncertain.

Further, if a Chinese court or arbitration body chose not to enforce the contracts, the value of the shell company would significantly decline, since it derives its value from the ability to consolidate the VIE into its financials pursuant to such contracts, and in turn, adversely affect the Fund’s returns and net asset value. The contractual arrangements with the VIE may not be as effective in providing operational control as direct equity ownership. The Chinese equity owner(s) of the VIE could decide to breach the contractual arrangement and may have conflicting interests and fiduciary duties as compared to investors in the shell company. Accordingly, VIEs depend heavily on executives who are Chinese nationals and own the underlying business licenses and/or assets required to operate in China. In addition to creating “key person” succession risk, the structure can restrict the ability of outside shareholders to challenge executives for poor decision-making, weak management, or equity-eroding actions. Any breach or dispute under these contracts will likely fall under Chinese jurisdiction and law.

IV. For all Funds, the following replaces Robert G. Kubilis in the section “Officers and Trustees – Interested Board Members and Officers:”

Christopher Kings (1974) One Franklin Parkway San Mateo, CA 94403-1906	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since January 2022	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Treasurer, U.S. Fund Administration & Reporting; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

Please keep this supplement with your SAI for future reference.